SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 12, 2000


                                  VIZACOM INC.
             (Exact name of registrant as specified in its charter)




            DELAWARE                1-14076                22-3270045
  (State or other jurisdiction    (Commission            (IRS Employer
         of incorporation)        File Number)         Identification No.)



          GLENPOINTE CENTER EAST
         300 FRANK W. BURR BOULEVARD
             TEANECK, NEW JERSEY                        07666
 (Address of principal executive offices)             (Zip Code)



                                 (201) 928-1001
              (Registrant's telephone number, including area code)

Item 5. Other Matters.
        -------------

     On June 12, 2000, we appointed: (a) Edward Proctor as one of our vice presidents and as our chief technology officer, and (b) Vincent DiSpigno as our acting chief operating officer. Mr. Proctor is the former vice president for Visa International's information-management operations. Mr. DiSpigno currently is and remains one of our vice presidents and the chief executive officer of our PWR Systems Inc. subsidiary. PWR Systems is part of our Vizy Interactive operations. We anticipate that Mr. Proctor will oversee our technology, integration and operations, especially regarding our multinational, multilingual, web-enabled call centers and software operations. We anticipate that Mr. DiSpigno will oversee our business operations, particularly those involving our United States and European e-commerce solutions operations.

     Rand Schulman has resigned as our executive vice president. We anticipate that Mr. Schulman will continue to assist us in our strategic challenges as a consultant.

     In March 2000, we accepted eleven subscriptions for and sold a total of 762,471 shares of our common stock to ten foreign investors for gross proceeds of $3,392,996. The issuances of these shares were private transactions exempt from registration pursuant to Section 4(2) of, and Regulation S under, the Securities Act. We have received additional subscriptions in this foreign private placement from four other foreign investors for a total of 331,518 shares with an aggregate gross subscription price of $1,415,255. We have not as yet accepted these subscriptions. We are awaiting a final determination by The Nasdaq Stock Market relating to the non-integration of such foreign private placement with our other first quarter 2000 private placement of a total of 936,954 shares with an aggregate subscription price of $4,216,293 under the Nasdaq Marketplace Rules or, alternatively, that, notwithstanding any such integration of these two private placements, the number of shares of our common stock issued and issuable in these two private placements does not exceed 20% of our outstanding common stock for purposes of such Marketplace Rules. In June 2000, we responded to Nasdaq's request for information relating to this determination.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

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

     (c)  Exhibits.

          Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number    Description
-------   -----------
10.1 Release Agreement, dated June 16, 2000, between Vizacom Inc. and Rand Schulman.
99.1      Press Release of Vizacom Inc., dated June 20, 2000.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    June 20, 2000


                                               VIZACOM INC.



                                      By:     /s/ Alan W. Schoenbart
                                          --------------------------------
                                                Alan W. Schoenbart
                                           Vice President - Finance and
                                              Chief Financial Officer

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


                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------
10.1 Release Agreement, dated June 16, 2000, between Vizacom Inc. and Rand Schulman.
99.1      Press Release of Vizacom Inc., dated June 20, 2000.


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